UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - March 13, 2006
                        (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-22810                   03-0311630
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

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Item 8.01.      Other Events.
                ------------

     On March 13, 2006, Mace Security International, Inc. ("Mace") was served with a search warrant issued by the United States District Court for the District of New Jersey relating to a criminal immigration investigation. A search of Mace's headquarters and four out of Mace's 48 car washes was conducted by representatives of the United States Department of Investigations and Customs Enforcement and certain other agencies. Three of the car washes were located in Pennsylvania and the fourth was located in New Jersey. Documents were seized and several Mace car wash site employees were arrested. Mace was also served with a subpoena seeking similar documents. Mace is in the process of responding to the subpoena.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: March 15, 2006                          Mace Security International, Inc.



                                               By: /s/ Gregory M. Krzemien
                                                   -----------------------------
                                                   Gregory M. Krzemien
                                                   Chief Financial Officer and
                                                   Treasurer